CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Fourth-Quarter 2020 Results

CINCINNATI, February 23, 2021—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2020, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 2.1% to $533 million
•	GAAP Diluted Earnings-per-Share (EPS) of $6.96, an increase of 75.8%
•	Adjusted Diluted EPS of $5.13, an increase of 21.6%

VITAS segment operating results:

•	Net Patient Revenue of $332 million, a decline of 2.3%
•	Average Daily Census (ADC) of 18,718, a decline of 2.8%
•	Admissions of 17,960 an increase of 2.8%
•	Net Income, excluding certain discrete items, of $58.1 million, an increase of 16.0%
•	Adjusted EBITDA, excluding Medicare Cap, of $78.7 million, an increase of 11.7%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 23.5%, an increase of 306-basis points

Roto-Rooter segment operating results:

•	Revenue of $201 million, an increase of 10.2%
•	Net Income, excluding certain discrete items, of $37.9 million, an increase of 24.6%
•	Adjusted EBITDA of $54.5 million, an increase of 24.7%
•	Adjusted EBITDA margin of 27.1%, an increase of 313-basis points

VITAS

VITAS net revenue was $332 million in the fourth quarter of 2020, which is a decline of 2.3%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 2.8% decline in days-of-care, a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration on May 1, 2020) of approximately 2.4%, and acuity mix shift which then reduced the blended average Medicare rate increase approximately 255-basis points.  The combination of lower Medicare Cap and a decrease in Medicaid net room and board pass-through, increased revenue growth an additional 64-basis points in the quarter.

In the fourth quarter of 2020, VITAS accrued $2.5 million in Medicare Cap billing limitations.  This compares to a $4.5 million Medicare Cap billing limitation in the fourth quarter of 2019.

Of VITAS’ 30 Medicare provider numbers, 23 provider numbers currently have a Medicare Cap cushion of 10% or greater, four provider numbers have a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5% and two provider numbers currently have a fiscal 2021 Medicare Cap billing limitation liability.

Average revenue per patient per day in the fourth quarter of 2020 was $198.33, which, including acuity mix shift, is 7-basis points below the prior-year period. Reimbursement for routine home care and high acuity care averaged $169.83 and $997.37, respectively.  During the quarter, high acuity days-of-care were 3.4% of total days of care, 62-basis points less than the prior-year quarter.

The fourth quarter 2020 gross margin, excluding Medicare Cap, increased costs for personal protection equipment (PPE), disinfecting facilities and other costs related to operating during the pandemic, was 29.9%.  This is a 357-basis point margin improvement when compared to the fourth quarter of 2019.  This increase in gross margin is attributed to a level-of-care mix shift to higher margin routine home care and the temporary suspension of sequestration which increased reimbursement 200-basis points.

Selling, general and administrative expense was $20.3 million in the fourth quarter of 2020, which is a favorable decrease of 4.0% compared to the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $78.7 million in the quarter, an increase of 11.7%.  Adjusted EBITDA margin, excluding Medicare Cap, was 23.5% in the quarter, which is a 306-basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $201 million in the fourth quarter of 2020, an increase of $18.7 million, or 10.2%, over the prior-year quarter.  On a unit-for-unit basis, which excludes the Oakland and HSW acquisitions completed in July 2019 and September 2019, respectively, Roto-Rooter generated quarterly revenue of $183 million for the fourth quarter of 2020, an increase of 12.8% over the prior-year quarter.

Total commercial revenue in the quarter, excluding acquisitions, decreased 9.8%.  This aggregate commercial revenue decline consisted of drain cleaning revenue declining 11.6%, commercial plumbing and excavation declining 8.9%, and commercial water restoration increasing 1.0%.

Total residential revenue, excluding acquisitions, increased 20.8%.  This aggregate residential revenue growth consisted of residential drain cleaning increasing 17.1%, plumbing and excavation expanding 25.5%, and residential water restoration increasing 16.8%.

Roto-Rooter’s gross margin in the quarter was 51.6%, a 301-basis point increase when compared to the fourth quarter of 2019.  Adjusted EBITDA in the fourth quarter of 2020 totaled $54.5 million, an increase of 24.7%.  The Adjusted EBITDA margin in the quarter was 27.1% which is a 313-basis point increase when compared to the prior year.

Chemed Consolidated

As of December 31, 2020, Chemed had total cash and cash equivalents of $163 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At December 31, 2020, the Company had approximately $412 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 59,252 shares of Chemed stock for $28.5 million which equates to a cost per share of $480.52.  As of December 31, 2020, there was approximately $178 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 14.5 million shares, aggregating approximately $1.4 billion at an average share cost of $95.75.  Including dividends over this period, Chemed has returned approximately $1.6 billion to shareholders.

Guidance for 2021

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. Once we complete this phase of our projected operating results, we would then modify the projections for the timing of price increases, changes in commission structure, wages, marketing programs and a variety of continuous improvement initiatives that our business segments plan on executing over the coming year.  This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The COVID-19 pandemic has made accurate modeling and providing meaningful earnings guidance exceptionally challenging.  Federal, state and local government authorities are forced to make swift decisions within our healthcare system, labor pools and general economy. These governmental decisions have the potential for an immediate and material impact on VITAS and Roto-Rooter operating results.

Since the start of the pandemic, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue earnings guidance for the 2021 calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to materially disrupt all aspects of our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact our ability to achieve this guidance.

Statistically, patients residing in senior housing are identified as hospice appropriate earlier into their terminal prognosis and have a much greater probability of having a length of stay in excess of 90 days.   Hospice patients referred from hospitals, oncology practices and similar referral sources are generally more acute and have a significantly lower probability of lengths-of-stay exceeding 90 days.  According to data released by the National Investment Center for Seniors Housing & Care, COVID-19 continues to adversely affect senior housing occupancy, which reached another record low in the third quarter of 2020.  This reduced occupancy in senior housing has had a corresponding reduction in VITAS nursing home admissions.  Nursing home patients represented 14.7% of the VITAS fourth quarter 2020 patient census, a 310-basis point reduction when compared the fourth quarter of 2019.

VITAS anticipates continued weak occupancy and corresponding weak referrals from senior housing for the first half of 2021.  This guidance anticipates senior housing occupancy will begin to normalize to pre-pandemic occupancy starting in the second half of calendar year 2021.

Based upon the above discussion, VITAS 2021 revenue, prior to Medicare Cap, is estimated to decline approximately 4.0% when compared to the prior year. Average Daily Census in 2021 is estimated to decline approximately 5.0%.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 19.4%.  We are currently estimating $10 million for Medicare Cap billing limitations in calendar year 2021.

Roto-Rooter is forecasted to achieve full-year 2021 revenue growth of 5% to 6%.  Roto-Rooter’s Adjusted EBITDA margin for 2021 is estimated to be 26.0%.

Based upon the above, full-year 2021 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $17.00 to $17.50.  This 2021 guidance assumes an effective corporate tax rate on adjusted earnings of 24.7%. Chemed’s 2020 reported adjusted earnings per diluted share was $18.08.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, February 24, 2021, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 7865216.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 7865216.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 19,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Service revenues and sales	$533,289	$522,324	2,079,583	$1,938,555
Cost of services provided and goods sold	335,049	347,355	1,378,197	1,321,126
Selling, general and administrative expenses (aa)	86,805	83,291	330,218	305,712
Depreciation	11,835	11,126	46,596	40,870
Amortization	2,511	2,969	9,987	4,335
Other operating (income)/expenses	(46,160)	131	(75,095)	9,132
Total costs and expenses	390,040	444,872	1,689,903	1,681,175
Income from operations	143,249	77,452	389,680	257,380
Interest expense	(350)	(1,133)	(2,355)	(4,535)
Other income--net (bb)	2,942	3,276	8,665	8,764
Income before income taxes	145,841	79,595	395,990	261,609
Income taxes	(32,089)	(14,015)	(76,524)	(41,686)
Net income	$113,752	$65,580	$319,466	$219,923
Earnings Per Share
Net income	$7.12	$4.09	$20.02	$13.77
Average number of shares outstanding	15,973	16,022	15,955	15,969
Diluted Earnings Per Share
Net income	$6.96	$3.96	$19.48	$13.31
Average number of shares outstanding	16,348	16,565	16,398	16,527

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$80,551	$77,053	$313,348	$289,828
Long-term incentive compensation	3,414	3,078	8,937	7,630
Market value adjustments related to deferred
compensation trusts	2,840	3,160	7,933	8,254
Total SG&A expenses	$86,805	$83,291	$330,218	$305,712

(bb) Other income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Market value adjustments related to deferred
compensation trusts	$2,840	$3,160	$7,933	$8,254
Interest income	109	126	757	513
Other	(7)	(10)	(25)	(3)
Total other income--net	$2,942	$3,276	$8,665	$8,764

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2020	2019
Assets
Current assets
Cash and cash equivalents	$162,675	$6,158
Accounts receivable less allowances	126,853	143,827
Inventories	7,095	7,462
Prepaid income taxes	6,603	10,074
Prepaid expenses	26,177	23,150
Total current assets	329,403	190,671
Investments of deferred compensation plans held in trust	88,811	77,446
Properties and equipment, at cost less accumulated depreciation	187,820	175,763
Lease right of use asset	123,448	111,652
Identifiable intangible assets less accumulated amortization	118,085	126,370
Goodwill	578,585	577,367
Other assets	8,759	9,048
Total Assets	$1,434,911	$1,268,317
Liabilities
Current liabilities
Accounts payable	$54,234	$51,101
Income taxes	9,464	131
Accrued insurance	54,703	50,328
Accrued compensation	91,282	70,814
Accrued legal	10,632	6,941
Short-term lease liability	36,200	39,280
Other current liabilities	42,593	43,625
Total current liabilities	299,108	262,220
Deferred income taxes	20,664	18,504
Long-term debt	-	90,000
Deferred compensation liabilities	88,456	76,446
Long-term lease liability	99,210	86,656
Other liabilities	26,273	7,883
Total Liabilities	533,711	541,709
Stockholders' Equity
Capital stock	36,259	35,811
Paid-in capital	961,404	860,671
Retained earnings	1,723,777	1,425,752
Treasury stock, at cost	(1,822,579)	(1,597,940)
Deferred compensation payable in Company stock	2,339	2,314
Total Stockholders' Equity	901,200	726,608
Total Liabilities and Stockholders' Equity	$1,434,911	$1,268,317

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2020	2019
Cash Flows from Operating Activities
Net income	$319,466	$219,923
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	56,583	45,205
Stock option expense	18,422	14,831
Deferred payroll taxes	36,350	-
Noncash long-term incentive compensation	7,208	5,740
Litigation settlement	2,684	6,000
Deferred tax provision/(benefit)	1,433	(2,770)
Noncash directors' compensation	1,171	767
Amortization of debt issuance costs	306	306
Asset impairment loss	-	2,266
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	12,773	(19,247)
Decrease/(increase) in inventories	367	(1,757)
Increase in prepaid expenses	(3,027)	(3,491)
Increase in accounts payable and
other current liabilities	19,096	28,417
Change in current income taxes	13,525	161
Net change in lease assets and liabilities	1,206	3,108
Increase in other assets	(11,834)	(11,963)
Increase in other liabilities	12,323	12,354
Other sources	1,237	1,399
Net cash provided by operating activities	489,289	301,249
Cash Flows from Investing Activities
Capital expenditures	(58,831)	(53,022)
Business combinations	(3,600)	(138,010)
Other sources	871	272
Net cash used by investing activities	(61,560)	(190,760)
Cash Flows from Financing Activities
Payments on revolving line of credit	(264,900)	(482,100)
Proceeds from revolving line of credit	174,900	482,900
Purchases of treasury stock	(175,594)	(92,631)
Proceeds from exercise of stock options	50,382	34,380
Capital stock surrendered to pay taxes on stock-based compensation	(25,328)	(28,474)
Dividends paid	(21,079)	(19,788)
Change in cash overdrafts payable	(9,849)	(3,927)
Other sources	256	478
Net cash used by financing activities	(271,212)	(109,162)
Increase in Cash and Cash Equivalents	156,517	1,327
Cash and cash equivalents at beginning of year	6,158	4,831
Cash and cash equivalents at end of year	$162,675	$6,158

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 AND 2019
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$332,190	$201,099	$-	$533,289
Cost of services provided and goods sold	237,812	97,237	-	335,049
Selling, general and administrative expenses	20,305	49,679	16,821	86,805
Depreciation	5,546	6,257	32	11,835
Amortization	18	2,493	-	2,511
Other operating expense/(income)	(46,929)	769	-	(46,160)
Total costs and expenses	216,752	156,435	16,853	390,040
Income/(loss) from operations	115,438	44,664	(16,853)	143,249
Interest expense	(29)	(68)	(253)	(350)
Intercompany interest income/(expense)	5,434	1,834	(7,268)	-
Other income—net	95	7	2,840	2,942
Income/(loss) before income taxes	120,938	46,437	(21,534)	145,841
Income taxes	(29,419)	(11,007)	8,337	(32,089)
Net income/(loss)	$91,519	$35,430	$(13,197)	$113,752

2019 (b)
Service revenues and sales	$339,905	$182,419	$-	$522,324
Cost of services provided and goods sold	253,659	93,696	-	347,355
Selling, general and administrative expenses	21,162	46,198	15,931	83,291
Depreciation	5,341	5,747	38	11,126
Amortization	18	2,951	-	2,969
Other operating expense	25	106	-	131
Total costs and expenses	280,205	148,698	15,969	444,872
Income/(loss) from operations	59,700	33,721	(15,969)	77,452
Interest expense	(19)	(72)	(1,042)	(1,133)
Intercompany interest income/(expense)	4,740	1,543	(6,283)	-
Other income—net	76	40	3,160	3,276
Income/(loss) before income taxes	64,497	35,232	(20,134)	79,595
Income taxes	(15,075)	(7,823)	8,883	(14,015)
Net income/(loss)	$49,422	$27,409	$(11,251)	$65,580

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$1,334,667	$744,916	$-	$2,079,583
Cost of services provided and goods sold	1,010,693	367,504	-	1,378,197
Selling, general and administrative expenses	85,445	188,268	56,505	330,218
Depreciation	22,168	24,292	136	46,596
Amortization	71	9,916	-	9,987
Other operating (income)/expense	(78,590)	3,495	-	(75,095)
Total costs and expenses	1,039,787	593,475	56,641	1,689,903
Income/(loss) from operations	294,880	151,441	(56,641)	389,680
Interest expense	(166)	(340)	(1,849)	(2,355)
Intercompany interest income/(expense)	19,897	6,256	(26,153)	-
Other income—net	644	75	7,946	8,665
Income/(loss) before income taxes	315,255	157,432	(76,697)	395,990
Income taxes	(76,473)	(37,038)	36,987	(76,524)
Net income/(loss)	$238,782	$120,394	$(39,710)	$319,466

2019 (b)
Service revenues and sales	$1,281,184	$657,371	$-	$1,938,555
Cost of services provided and goods sold	982,056	339,070	-	1,321,126
Selling, general and administrative expenses	86,345	166,934	52,433	305,712
Depreciation	19,984	20,730	156	40,870
Amortization	71	4,264	-	4,335
Other operating expense	6,546	320	2,266	9,132
Total costs and expenses	1,095,002	531,318	54,855	1,681,175
Income/(loss) from operations	186,182	126,053	(54,855)	257,380
Interest expense	(169)	(345)	(4,021)	(4,535)
Intercompany interest income/(expense)	18,135	8,152	(26,287)	-
Other income—net	385	126	8,253	8,764
Income/(loss) before income taxes	204,533	133,986	(76,910)	261,609
Income taxes	(48,711)	(30,276)	37,301	(41,686)
Net income/(loss)	$155,822	$103,710	$(39,609)	$219,923

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$91,519	$35,430	$(13,197)	$113,752
Add/(deduct):
Interest expense	29	68	253	350
Income taxes	29,419	11,007	(8,337)	32,089
Depreciation	5,546	6,257	32	11,835
Amortization	18	2,493	-	2,511
EBITDA	126,531	55,255	(21,249)	160,537
Add/(deduct):
Intercompany interest expense/(income)	(5,434)	(1,834)	7,268	-
Interest income	(102)	(7)	-	(109)
CARES Act grant	(48,041)	-	-	(48,041)
Direct costs related to COVID-19	3,257	520	-	3,777
Stock option expense	-	-	5,127	5,127
Long-term incentive compensation	-	-	3,413	3,413
Litigation settlement	-	544	-	544
Adjusted EBITDA	$76,211	$54,478	$(5,441)	$125,248

2019
Net income/(loss)	$49,422	$27,409	$(11,251)	$65,580
Add/(deduct):
Interest expense	19	72	1,042	1,133
Income taxes	15,075	7,823	(8,883)	14,015
Depreciation	5,341	5,747	38	11,126
Amortization	18	2,951	-	2,969
EBITDA	69,875	44,002	(19,054)	94,823
Add/(deduct):
Intercompany interest expense/(income)	(4,740)	(1,543)	6,283	-
Interest income	(84)	(42)	-	(126)
Stock option expense	-	-	4,102	4,102
Long-term incentive compensation	-	-	3,079	3,079
Acquisition expense	-	1,286	50	1,336
Medicare cap sequestration adjustment	919	-	-	919
Adjusted EBITDA	$65,970	$43,703	$(5,540)	$104,133

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$238,782	$120,394	$(39,710)	$319,466
Add/(deduct):
Interest expense	166	340	1,849	2,355
Income taxes	76,473	37,038	(36,987)	76,524
Depreciation	22,168	24,292	136	46,596
Amortization	71	9,916	-	9,987
EBITDA	337,660	191,980	(74,712)	454,928
Add/(deduct):
Intercompany interest expense/(income)	(19,897)	(6,256)	26,153	-
Interest income	(668)	(76)	(13)	(757)
CARES Act grant	(80,225)	-	-	(80,225)
Direct costs related to COVID-19	35,441	3,819	-	39,260
Stock option expense	-	-	18,422	18,422
Long-term incentive compensation	-	-	8,937	8,937
Litigation settlement costs	-	3,639	-	3,639
Medicare cap sequestration adjustment	619	-	-	619
Adjusted EBITDA	$272,930	$193,106	$(21,213)	$444,823
2019
Net income/(loss)	$155,822	$103,710	$(39,609)	$219,923
Add/(deduct):
Interest expense	169	345	4,021	4,535
Income taxes	48,711	30,276	(37,301)	41,686
Depreciation	19,984	20,730	156	40,870
Amortization	71	4,264	-	4,335
EBITDA	224,757	159,325	(72,733)	311,349
Add/(deduct):
Intercompany interest expense/(income)	(18,135)	(8,152)	26,287	-
Interest (income)/expense	(380)	(133)	-	(513)
Stock option expense	-	-	14,831	14,831
Long-term incentive compensation	-	-	7,630	7,630
Litigation settlement costs	6,000	-	-	6,000
Acquisition expense	-	4,664	170	4,834
Medicare cap sequestration adjustment	3,982	-	-	3,982
Impairment loss on transportation equipment	-	-	2,266	2,266
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Adjusted EBITDA	$216,880	$155,759	$(21,712)	$350,927

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		For the Years Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income as reported	$113,752	$65,580	$319,466	$219,923
Add/(deduct) pre-tax cost of:
CARES Act grant	(48,041)	-	(80,225)	-
Direct costs related to COVID-19	3,777	-	39,260	-
Stock option expense	5,127	4,102	18,422	14,831
Amortization of reacquired franchise agreements	2,352	2,861	9,408	3,964
Long-term incentive compensation	3,413	3,079	8,937	7,630
Litigation settlement	544	-	3,639	6,000
Medicare cap sequestration adjustments	-	919	619	3,982
Impairment loss on transportation equipment	-	-	-	2,266
Acquisition expense	-	1,336	-	4,834
Non cash ASC 842 expenses	-	-	-	548
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	9,141	(2,567)	2,976	(9,328)
Excess tax benefits on stock compensation	(6,146)	(5,440)	(26,089)	(24,177)
Adjusted net income	$83,919	$69,870	$296,413	$230,473

Diluted Earnings Per Share As Reported
Net income	$6.96	$3.96	$19.48	$13.31
Average number of shares outstanding	16,348	16,565	16,398	16,527

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.13	$4.22	$18.08	$13.95
Average number of shares outstanding	16,348	16,565	16,398	16,527

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
OPERATING STATISTICS	2020	2019	2020	2019
Net revenue ($000) (c)
Homecare	279,410	$275,976	$1,106,358	$1,076,025
Inpatient	28,973	30,857	114,956	99,920
Continuous care	30,175	40,997	136,011	133,473
Other	2,984	3,825	11,164	10,433
Subtotal	341,542	$351,655	$1,368,489	$1,319,851
Room and board, net	(2,858)	(3,260)	(12,174)	(11,359)
Contractual allowances	(3,994)	(3,990)	(14,970)	(14,893)
Medicare cap allowance	(2,500)	(4,500)	(6,678)	(12,415)
Net Revenue	332,190	$339,905	$1,334,667	$1,281,184
Net revenue as a percent of total before Medicare cap allowance
Homecare	81.8%	78.5%	80.8%	81.5%
Inpatient	8.5	8.8	8.4	7.6
Continuous care	8.8	11.7	9.9	10.1
Other	0.9	1.0	0.9	0.8
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.9)	(0.9)	(0.9)
Contractual allowances	(1.2)	(1.1)	(1.1)	(1.1)
Medicare cap allowance	(0.7)	(1.3)	(0.5)	(0.9)
Net Revenue	97.3%	96.7%	97.5%	97.1%
Days of care
Homecare	1,404,532	1,377,403	5,597,213	5,338,664
Nursing home	253,261	314,946	1,097,493	1,224,264
Respite	4,971	7,305	20,387	28,857
Subtotal routine homecare and respite	1,662,764	1,699,654	6,715,093	6,591,785
Inpatient	27,811	30,697	112,718	120,063
Continuous care	31,493	41,386	141,693	166,783
Total	1,722,068	1,771,737	6,969,504	6,878,631

Number of days in relevant time period	92	92	366	365
Average daily census ("ADC") (days)
Homecare	15,267	14,972	15,293	14,626
Nursing home	2,753	3,423	2,999	3,354
Respite	54	79	55	79
Subtotal routine homecare and respite	18,074	18,474	18,347	18,059
Inpatient	302	334	308	329
Continuous care	342	450	387	458
Total	18,718	19,258	19,042	18,846
Total Admissions	17,960	17,479	71,328	69,859
Total Discharges	18,570	17,575	72,009	68,857
Average length of stay (days)	97.2	95.2	94.0	92.6
Median length of stay (days)	14.0	16.0	14.0	16.0
ADC by major diagnosis
Cerebro	35.5%	35.8%	35.8%	36.0%
Neurological	22.4	21.1	21.9	20.6
Cancer	12.3	12.8	12.5	12.9
Cardio	15.9	16.2	15.8	16.5
Respiratory	7.9	8.1	8.1	8.1
Other	6.0	6.0	5.9	5.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.9%	21.9%	21.1%	21.1%
Neurological	12.6	12.9	12.9	12.6
Cancer	26.7	29.2	27.6	29.2
Cardio	13.8	14.7	14.3	15.5
Respiratory	10.4	10.5	10.6	11.0
Other	15.6	10.8	13.5	10.6
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.2%	1.2%	1.1%	1.2%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	36.0	35.4	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	25.6	27.2	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2020 AND 2019
(unaudited)

(a)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$48,041	$-	$-	$48,041
	Direct costs related to COVID-19	(3,257)	(520)	-	(3,777)
	Stock option expense	-	-	(5,127)	(5,127)
	Long-term incentive compensation	-	-	(3,413)	(3,413)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Litigation settlement	-	(544)	-	(544)
	Pretax impact on earnings	44,784	(3,416)	(8,540)	32,828
	Excess tax benefits on stock compensation	-	-	6,146	6,146
	Income tax benefit on the above	(11,367)	906	1,320	(9,141)
	After-tax impact on earnings	$33,417	$(2,510)	$(1,074)	$29,833

		For the Year Ended December 31, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$80,225	$-	$-	$80,225
	Direct costs related to COVID-19	(35,441)	(3,819)	-	(39,260)
	Stock option expense	-	-	(18,422)	(18,422)
	Amortization of acquired and cancelled franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(8,937)	(8,937)
	Litigation settlement	-	(3,639)	-	(3,639)
	Medicare cap sequestration adjustment	(619)	-	-	(619)
	Pretax impact on earnings	44,165	(16,866)	(27,359)	(60)
	Excess tax benefits on stock compensation	-	-	26,089	26,089
	Income tax benefit on the above	(11,209)	4,469	3,764	(2,976)
	After-tax impact on earnings	$32,956	$(12,397)	$2,494	$23,053

Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):
	Three Months Ended December 31, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Stock option expense	$-	$-	$(4,102)	$(4,102)
Long-term incentive compensation	-	-	(3,079)	(3,079)
Amortization of reacquired franchise agreements	-	(2,861)	-	(2,861)
Acquisition expense	-	(1,286)	(50)	(1,336)
Medicare cap sequestration adjustment	(919)	-	-	(919)
Pretax impact on earnings	(919)	(4,147)	(7,231)	(12,297)
Excess tax benefits on stock compensation	-	-	5,441	5,441
Income tax benefit on the above	233	1,100	1,233	2,566
After-tax impact on earnings	$(686)	$(3,047)	$(557)	$(4,290)

	For the Year Ended December 31, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Stock option expense	$-	$-	$(14,831)	$(14,831)
Long-term incentive compensation	-	-	(7,630)	(7,630)
Litigation settlement	(6,000)	-	-	(6,000)
Acquisition expense	-	(4,664)	(170)	(4,834)
Medicare cap sequestration adjustment	(3,982)	-	-	(3,982)
Amortization of reacquired franchise agreements	-	(3,964)	-	(3,964)
Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
Pretax impact on earnings	(10,638)	(8,683)	(24,734)	(44,055)
Excess tax benefits on stock compensation	-	-	24,177	24,177
Income tax benefit on the above	2,707	2,301	4,320	9,328
After-tax impact on earnings	$(7,931)	$(6,382)	$3,763	$(10,550)

VITAS has 10 large (greater than 450 ADC), 21 medium (greater than 200 but less than 450 ADC) and 18 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 22 provider numbers have a Medicare cap cushion of 10% or greater, four provider numbers have a cap cushion between 5% and 10%, two provider numbers have a cap cushion between 0% and 5%, and two provider numbers have a Medicare cap liability.